UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2016

TIME INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

225 Liberty Street
New York, NY 10281
(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2016, at the annual meeting of stockholders (the “Annual Meeting”) of Time Inc. (the “Company”), the Company’s stockholders approved the Time Inc. 2016 Omnibus Incentive Compensation Plan (the “Plan”). A description of the Plan is set forth in the Company’s 2016 Proxy Statement (the “2016 Proxy Statement”) filed with the Securities and Exchange Commission on April 21, 2016 under the caption “Proposal No. 4: Approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan,” and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the full text of such plan, which was included as Annex B to the 2016 Proxy Statement, and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 7, 2016. At the Annual Meeting, the stockholders:

•    elected all eleven Director nominees named in the 2016 Proxy Statement to the Company’s Board of Directors;
•    ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2016;
•    approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2016 Proxy Statement; and
•    approved the Plan.

The final results of the voting were as follows:
Proposal No. 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Joseph A. Ripp	82,712,457	4,678,037	33,254	6,917,060
David A. Bell	85,966,778	1,387,751	69,219	6,917,060
John M. Fahey, Jr.	87,311,074	79,917	32,757	6,917,060
Manuel A. Fernandez	87,273,883	113,811	36,054	6,917,060
Dennis J. FitzSimons	85,973,385	1,379,323	71,040	6,917,060
Betsy D. Holden	85,996,405	1,359,180	68,163	6,917,060
Kay Koplovitz	85,984,501	1,369,609	69,638	6,917,060
J. Randall MacDonald	87,277,664	111,072	35,012	6,917,060
Ronald S. Rolfe	87,261,435	126,861	35,452	6,917,060
Sir Howard Stringer	85,975,269	1,377,456	71,023	6,917,060
Michael P. Zeisser	86,643,044	745,259	35,445	6,917,060

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain
94,089,851	154,016	96,941
Proposal No. 3: Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
81,647,635	5,704,329	71,784	6,917,060
Proposal No. 4: Approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
75,845,453	11,506,134	72,161	6,917,060

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Time Inc. 2016 Omnibus Incentive Compensation Plan (incorporated by reference to Annex B to the 2016 Proxy Statement filed with the Securities and Exchange Commission on April 21, 2016)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Executive Vice President, General Counsel and Corporate Secretary
Date:  June 9, 2016

EXHIBIT INDEX

Exhibit	Description
10.1	Time Inc. 2016 Omnibus Incentive Compensation Plan (incorporated by reference to Annex B to the 2016 Proxy Statement filed with the Securities and Exchange Commission on April 21, 2016)